UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

1-7564

13-5034940

(State or other jurisdiction

(Commission File Number)

(I.R.S. Employer

of incorporation)

Identification No.)

200 Liberty Street, New York, New York

10281

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-

12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On October 14, 2004, Dow Jones & Company issued a press release announcing the Company's results of operations for the third quarter ended September 30, 2004.  A copy of this press release is furnished with this report as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of the amended and restated Plan is filed as an exhibit with this Form 8-K.

Item 9.01 .  Financial Statements and Exhibits

 (c)  Exhibits

99.1  Earnings press release issued October 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated: October 14, 2004

By:/s/ Robert Perrine

Robert Perrine

Chief Accounting

Officer and Controller

EXHIBIT INDEX

Exhibit No.

Description

99.1

Earnings press release issued October 14, 2004.